February 2006 Exhibit 99.1

Forward-Looking Statements
Forward-Looking Statements
Statements in this presentation, which relate to the future, are subject to risk factors and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements.
Such factors include the levels of demand for the products produced by the
Company.  Other factors that could affect the Company's results include, but are not limited to, raw material and transportation costs related to petroleum prices, the cost and availability of capital, and general economic and competitive conditions related to the Company's business.  Issues related to the availability and price of energy may adversely affect the Company's operations.  Additional information regarding these and other factors and uncertainties may be found in the Company's filing with the Securities and
Exchange Commission.
General information set forth in this presentation concerning market conditions, sales data and trends in the U.S. carpet and rug markets are derived from various public and, in some cases, non-public sources.
Although we believe such data and information to be accurate, we have not attempted to independently verify such information.

Carpet vs. Traditional Textile Industry
Carpet vs. Traditional Textile Industry
1.
Burlington (1), (2)
2.
J. P. Stevens (1), (2)
3.
West Point (1), (2)
4.
Springs (1)
5.
Cone (2)
6.
Cannon (2)
7.
UM & M (2)
8.
M. Lowenstein (1), (2)
9.
Dan River (1), (2)
10.
Collins & Aikman (1), (2)
11.
Fieldcrest (1), (2)
12.
Reigel (2)
13.
Graniteville (2)
14. Avondale
15.
Bibb (2)
16.
Ti-Caro (2)
17.
Guilford Mills (2)
18.
Dixie Yarns (3)
18 Largest Public Textile Companies in 1980
1 - In the carpet business at one time
2 - Have gone through bankruptcy or no longer in business
3 - Principally in floorcovering business today

Dixie Strategic Positioning
Dixie Strategic Positioning
•
Grew floorcovering business from 1993 and exited
textiles in 1999 - now 100% floorcovering
•
Eight acquisitions from 1993 through 2000
•
Demise of factory-built housing industry and desire
to de-leverage led to the sale of our North Georgia
operations
•
Commitment to brands and upper-end market.

Dixie Today
Dixie Today
•
Profitable, growing company with strong
brands in the upper-end market
•
Strong balance sheet
•
Diversified customer base
o
Top 20 carpet customers - 16% of total carpet
sales
o
Top 40 carpet customers - 20% of total carpet
sales

100
110
120
130
140
150
160
170
2001 2002 2003 2004 2005
Dixie
Industry
Began
Growth
Initiatives
Dixie's Broadloom and Area Rug Carpet Sales have
Dixie's Broadloom and Area Rug Carpet Sales have
Outperformed the U.S. Carpet Market in Recent Years
Outperformed the U.S. Carpet Market in Recent Years
•
In 2002, Dixie grew at 1% while the market grew at 2.6%
•
2002 growth initiatives
•
In 2003 and 2004, Dixie grew 11% and 26%; respectively, while the carpet market grew at an estimated 1% in 2003 and 9% for 2004
•
In 2005, Dixie grew 6.4% in the 4
th
QT and 11.3% for the year, while the carpet
market grew at 8.6% and 8.8%; respectively, during these periods
•
In 2006, we expect sales to grow 7% to 12%
BROADLOOM AND AREA RUG CARPET SALES
Change Index (2001=Base Year)
2003 Sales Industry - $13.8 Billion Dixie - $234 Million (1.7%)

7 High-End Residential, 69% High-End Commercial, 31% Dixie Carpet and Rug Sales by End Market Dixie Carpet and Rug Sales by End Market Year 2005

Residential Positioning of The Dixie Group
Residential Positioning of The Dixie Group
INDUSTRY
AVERAGE
PRICE/ SQ YD
$0 $7 $14 $21 $28 $35 $42 $49
Note:  Industry average price is based on sales
reported through industry sources.
Dixie Home
Fabrica
Masland
ESTIMATED TOTAL WHOLESALE MARKET
FOR CARPETS AND RUGS:
VOLUME AND PRICE POINTS
Positioning of Dixie Brands by Price Point Segment
BROADLOOM RESIDENTIAL SALES = $7.6 Billion
Excerpt from KSA Study dated May 6, 2004, Titled "KSA Assessment of Dixie's
Residential and Contract Carpet Businesses", commissioned by The Dixie Group, Inc.

9 Dixie High-End Residential Sales Dixie High-End Residential Sales Fabrica, 29% Dixie Home, 27% Masland, 44% Year 2005

Residential Positioning
Residential Positioning
•
Fabrica and Masland are among the most respected
brands in high-end residential carpet
•
Fabrica's and Masland's combined residential sales
are estimated to be about 35% of total U.S. industry
sales at $22.00 per SQ YD and higher
•
Dixie Home at $10-$20 per SQ YD
o
Provides access for Dixie to a larger sector of the market
o
Helps Dixie become more important to upper-middle & high-
end customers
Excerpt from SKA Study dated May 6, 2004, Titled "KSA Assessment of Dixie's
Residential and Contract Carpet Businesses", commissioned by The Dixie Group, Inc.

Residential Broadloom -
Residential Broadloom -
Dixie Home
Dixie Home
•
Launched 2003
•
Fulfill market need for third player
o
Well-styled moderate to upper priced line
•
Leverage needed by fiber suppliers for market
access
o
Branded high-styled goods - not "me too"
o
Support fiber suppliers' branded products
•
Selective distribution strategy attractive to retailers
•
Growth potential well above industry average
o
Represented approximately 1/2 of our sales growth in 2005
o
Expected to grow significantly in 2006

12 Retailers, 45% Designer / To The Trade Showrooms, 26% Builders, 21% Masland Residential Sales Masland Residential Sales Year 2005

Masland Residential
Masland Residential
•
Leading high-end brand with reputation for
development of products with innovative styling,
design and color
•
High-end retail/designer driven
•
Hand crafted and imported rugs
•
Growth initiative - doubling product introductions to
increase market penetration

14 Decorators/ Design Trade, 42% Retailers, 26% Furniture/ Dept. Stores, 9% Specialty, 16% Fabrica Residential Sales Fabrica Residential Sales Year 2005

Fabrica Residential
Fabrica Residential
•
Premium high-end brand
o
Leader in styling/patterns/color
•
Designer focused
•
Hand crafted and imported rugs
•
Growth in sales and profit since July 2000 acquisition

16 Corporate, 35% Hospitality, 29% Other, 6% Store Planning, 8% Retail Stores, 17% Masland Contract Sales Masland Contract Sales Channels: Interior Design Specifier and Commercial End User Year 2005

Masland Contract
Masland Contract
•
Good and growing position with premium brand
•
Designer focused
•
Strong national account base
•
Strong growth driven by new "Energy Collection“
o
Contract carpet sales grew 8% in 2003, 15% in 2004 and 12%
in 2005
o
Expected to grow significantly in 2006
•
KSA study - identified potential opportunities
o
Invest in carpet tile

The Energy Line has Contributed Significantly
The Energy Line has Contributed Significantly
to this Strong Growth
to this Strong Growth
•
The Energy Line was started from the ground up in 2002 and generated over $13 million, $22 million and $31 million; respectively, in sales for Masland during 2003, 2004 and 2005
o
Approximately half is sold through our residential sales force and the other half is sold through our contract sales force
•
Introduced 1 new product in 2005 and 7 new products in 2006
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
$4,000
$4,500
$5,000
$5,500
$6,000
$6,500
$7,000
$7,500
$8,000
$8,500
$9,000
$9,500
$10,000
Q1 Q2 Q3 Q4
2002 2003 2004 2005
ENERGY LINES SALES
(Dollars in thousands)

Masland Contract has Performed Higher than
Masland Contract has Performed Higher than
the U.S. Commercial Carpet Market
the U.S. Commercial Carpet Market
•
1998 was a great year for Masland Contract, which grew 52% that year while the market only grew 5%
•
From 1999 to 2002, Masland Contract performed at about the same rate as the market
•
In 2003, Masland Contract grew 8% while the market declined slightly
•
In 2004, Masland Contract grew 15% while the market grew 10%
•
In the 1
st
QT 2005, Masland Contract grew 16% while the market grew 10%

1997 1998 1999 2000 2001 2002 2003 2004 1Q
2005
Masland
Contract
Commercial
COMMERCIAL CARPET SALES
CHANGE INDEX (1997 = Base Year)

Carpet Tile (Modular)
Carpet Tile (Modular)
•
Specified commercial market $2.6 billion
•
Total specified commercial market is significantly
depressed from its peak in 2000 and is expected to
grow faster than the overall carpet market
•
In 2004, carpet tile grew 18% while broadloom
commercial grew at 5%
•
Carpet tile is approximately 32% of the specified
commercial market and over 50% of the corporate
office market

Broadloom Carpet Raw Material
Broadloom Carpet Raw Material
•
65% to 70% of cost of broadloom carpet is raw material
•
Raw material includes fiber, yarn and backing materials which are almost 100%
petroleum based
•
Raw material prices affected by:
o
Changes in petroleum prices
o
Industry demand
•
Recovery of raw material cost increases
o
The industry has generally been successful passing major raw material increases through to its customers
o
There tends to be a lag from the time costs increase until higher selling prices are fully implemented, partially due to LIFO inventories
o
Longer-term major fiber cost increases are opportunities to recover other cost increases and improve margins
•
Branded vs. unbranded fiber
o
Unbranded fiber generally used with lower-end products
o
Unbranded fiber self extruded
o
Branded fiber costs similar with all competitors

25.9%
25.3%
25.1%
24.3%
30.6%
34.1% (2) 34.1%
34.6%
31.9%
28.1% (1)
20.0%
25.0%
30.0%
35.0%
40.0%
2001 2002 2003 2004 YTD Sept.
2005
Gross Profit Selling & Admin. Expense
Dixie Profit Margin, Sales and Administrative
Dixie Profit Margin, Sales and Administrative
Expenses as a % of Sales
Expenses as a % of Sales
(1) - Launch Dixie Home business
(2) - LIFO Liquidation - increased gross profit by .8%

Dixie Sales Continuing Operations
Dixie Sales Continuing Operations
($ in millions) ($ in millions)
$194
$37
$197
$26
$217
$17
$274
$18 (1)
$305
$14
2001 2002 2003 2004 2005
Carpet Sales Yarn Sales
$231
$223
$234
$292
(1) - Includes sales related to disposal of North GA operations
$319

Dixie Operating Income
Dixie Operating Income
($ in millions) ($ in millions)
$14.0
$24.1
(1)
$2.8 (2)
$25.6
(3)
$17.0
(4)(5)
$14.4
(6)
2001 2002 2003 2004 YTD Sept.
2004
YTD Sept.
2005
(1) - Includes $3.2 million net gains from the sale of facilities and impairments
(2) - Includes $11.4 million of impairments and charges
(3) - Includes LIFO liquidation that increased operating income by $2.3 million in 2004
(4) - Includes LIFO liquidation that increased operating income by $1.3 million YTD September 25, 2004
(5) - LIFO reserve decreased $252 thousand YTD September 25, 2004
(6) - LIFO reserve increased $2.1 million YTD September 24, 2005

Dixie Capital Structure
Dixie Capital Structure
($ in millions) ($ in millions)
43%
Total Debt
11%
Subordinated Debt
32%
Senior Debt
Debt to Total Capitalization:
$ 214.3
Total Capitalization
121.2
Equity
$   93.1
24.7
Subordinated Debt
$   68.4
Senior Debt
Sept 24, 2005 Debt:

2005 SALES GROWTH IMPACT
2005 SALES GROWTH IMPACT
•
Rapid sales growth increased complexity - overtaxed
manufacturing, distribution and operational capabilities
o
Carpet sales growth
• Fourth Quarter 2003 . . . . . . . . . . . . . . . . . 22%
• Year 2004 . . . . . . . . . . . . . . . . . . . . . . . . . 26%
• Fourth Quarter 2004 . . . . . . . . . . . . . . . . . 32%
• First and Second Quarter 2005 . . . . . . . . 18%
o
Order entry April 2005 up 50%
•
Second half of 2005 - cost impact of growth and other factors
o
Added associates, lengthened operating schedules, and increased outsourcing - all of which added costs but began improving
service
o
Completed staffing and movement of inventory into two new
distribution centers
o
Began installing modular/carpet tile equipment
o
Natural gas cost up 25% vs. prior year
o
Tropical storm and two hurricanes interrupted order entry,
manufacturing and distribution

2005 SALES GROWTH IMPACT
2005 SALES GROWTH IMPACT
•
Second half of 2005 - operational impact
o
Overran operational capabilities
o
Delayed product introductions
o
Delayed new product sample shipments
o
Service levels declined
o
Higher levels of off-quality
•
Second half of 2005 - carpet sales impact -
temporarily slowed growth
o
Third quarter 2005 sales down 7% from prior quarter and
only up 5% from prior year
o
Fourth quarter 2005 sales up 14% from third quarter and 6%
over prior year

2005 SALES GROWTH IMPACT
2005 SALES GROWTH IMPACT
•
Changes made
o
Management
• New plant manager at Saraland
• New plant manager at Atmore
• New job - director of quality
o
Distribution center moves complete
o
Started tufting operation in North Georgia
• Simplified operations
• Improved service and quality
• Lowered costs
• Began to see improvement in operations in the fourth quarter
•
Anticipated impact
o
Attain historical levels of performance in the last half of 2006 and through 2007
o
Continue sales growth above industry average

FOCUS
FOCUS
•
High-end residential carpet and rugs
o
Price points 2 ½ to 5 times industry average
•
Commercial carpet
o
Industry rebounding from depressed levels
o
Growing faster than the industry
o
Expanding into modular/carpet tiles
•
Growth above industry average:
o
Marketing and product driven internal growth
o
Continuous development of stylish differentiated products
o
Grow upper-end at Home Depot and Lowe's
•
Support customers with selective distribution strategy
•
Partner with raw material suppliers
o
Support fiber brands
•
Strong balance sheet
•
In 2005, invested in assets to support future growth